SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  JUNE 29, 2001
                        (Date of earliest event reported)

                           TOMMY HILFIGER CORPORATION
               (Exact Name of Registrant as Specified in Charter)



 BRITISH VIRGIN ISLANDS           1-11226                 NOT APPLICABLE
   (State or Other        (Commission File Number)        (IRS Employer
    Jurisdiction                                          Identification
  of Incorporation)                                           Number)


                         6/F, PRECIOUS INDUSTRIAL CENTRE
                              18 CHEUNG YUE STREET
                                 CHEUNG SHA WAN
                               KOWLOON, HONG KONG
          (Address of Principal Executive Offices, including Zip Code)
                                  852-2745-7798
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

            On June 29, 2001, Tommy Hilfiger Corporation (the "Company") issued a press release announcing that the Company, Tommy Hilfiger (Eastern Hemisphere) Limited, a wholly owned subsidiary of the Company ("THEH"), and TH Europe Holdings Limited ("TH Europe Holdings") had entered into a Stock Purchase Agreement, dated as of June 29, 2001, pursuant to which THEH agreed to purchase (the "Stock Purchase") all of the issued and outstanding shares of capital stock of T.H. International N.V., the owner of the Company's European licensee, from TH Europe Holdings (the "Stock Purchase Agreement"). In connection with the execution of the Stock Purchase Agreement, (i) AIHL-TH Limited ("AIHL-TH") entered into a guarantee pursuant to which AIHL-TH guaranteed all of the obligations of TH Europe Holdings under the Stock Purchase Agreement (the "Guarantee"), (ii) Thomas J. Hilfiger and Joel J. Horowitz granted waivers to Tommy Hilfiger U.S.A., Inc., a wholly owned subsidiary of the Company, with respect to certain compensation matters under their respective employment arrangements (the "Waivers") and (iii) Silas K.F. Chou and Lawrence S. Stroll entered into a Non-Competition Agreement with the Company (the "Non-Competition Agreement"). On July 6, 2001, the Company issued a press release announcing that it had completed the Stock Purchase. Copies of the Stock Purchase Agreement, the Guarantee, the Waivers, the Non-Competition Agreement and the press releases announcing the execution of the Stock Purchase Agreement and the completion of the Stock Purchase are attached as exhibits hereto and are hereby incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.

    10.1 Stock Purchase Agreement, dated as of June 29, 2001, by and among the Company, THEH and TH Europe Holdings.

    10.2 Guarantee, dated as of June 29, 2001, by AIHL-TH in favor of the Company and THEH.

    10.3 Waiver of Certain Payments, dated as of June 29, 2001, by Thomas J. Hilfiger.

    10.4 Waiver of Certain Payments, dated as of June 29, 2001, by Joel J. Horowitz.

    10.5 Non-Competition Agreement, dated as of June 29, 2001, among Silas K.F. Chou, Lawrence S. Stroll and the Company.




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    99.1      Press Release issued by the Company on June 29, 2001.

    99.2      Press Release issued by the Company on July 6, 2001.














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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TOMMY HILFIGER CORPORATION



Date:  July 6, 2001                       By: /s/ Joseph Scirocco
                                             --------------------------------
                                             Name:   Joseph Scirocco
                                             Title:  Senior Vice President
                                                     and Treasurer











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


                                  EXHIBIT INDEX



    10.1 Stock Purchase Agreement, dated as of June 29, 2001, by and among Tommy Hilfiger Corporation, Tommy Hilfiger (Eastern Hemisphere) Limited and TH Europe Holdings Limited.

    10.2 Guarantee, dated as of June 29, 2001, by AIHL-TH Limited in favor of Tommy Hilfiger Corporation and Tommy Hilfiger (Eastern Hemisphere) Limited.

    10.3 Waiver of Certain Payments, dated as of June 29, 2001, by Thomas J. Hilfiger.

    10.4 Waiver of Certain Payments, dated as of June 29, 2001, by Joel J. Horowitz.

    10.5 Non-Competition Agreement, dated as of June 29, 2001, among Silas K.F. Chou, Lawrence S. Stroll and Tommy
              Hilfiger Corporation.

    99.1      Press Release issued by Tommy Hilfiger Corporation on
              June 29, 2001.

    99.2      Press Release issued by Tommy Hilfiger Corporation on
              July 6, 2001.